Please file this Prospectus Supplement with your records.

                    STRONG COMMON STOCK FUND
                      STRONG DISCOVERY FUND
                       STRONG GROWTH FUND
                      STRONG GROWTH 20 FUND
                       STRONG MID CAP FUND
                     STRONG OPPORTUNITY FUND
                      STRONG SMALL CAP FUND
                   STRONG SMALL CAP VALUE FUND

           Supplement to Prospectus dated May 1, 1998

Effective May 25, 1998, Mr. Scott Sindelar will become the portfolio manager of the Strong Mid Cap and the Strong Small Cap Funds. Mr. Sindelar joined Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), in April 1998. Prior to joining the Advisor, Mr. Sindelar was employed at Mid-Continent Capital, LLC, where he was a Vice President and portfolio manager since 1986. From 1984 to 1986, he worked as a Corporate Finance Officer at Northern Trust Company, and from 1980 to 1984, as a Corporate Project Manager at DeKalb AgResearch, Inc. Mr. Sindelar received his B.S. in Management and Administration in 1979 from Indiana University and his M.B.A. in Finance in 1980 from Northwestern University.



     The date of this Prospectus Supplement is May 22, 1998.